UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2011

Westergaard.com, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-29761	52-2002729
(Commission File Number)	(IRS Employer Identification No.)

Chendai Andou Industry Park, Jinjiang,
Quanzhou, Fujian, China 362211
(Address of Principal Executive Offices)

086-13808527788
(Issuer Telephone number)

(Former name, former address and former fiscal year,
if changed since last report)

Copy to:
Richard I. Anslow, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

We completed a private offering on April 13, 2011, where we sold to certain institutional investors (each a “Prior Investor”, collectively the “Prior Investors”), an aggregate of 866,666 investment units at a price of $1.50 per unit, for aggregate offering proceeds of $1,299,999.  More details of such offering are available in the Current Report on the Form 8-K filed with the Securities Exchange Commission on April 26, 2011.

Item 1.01	Entry into a Material Definitive Agreement.

Completion of a New Offering

On October 24, 2011 (the “Closing Date”), we completed a second private offering (the “Offering”), where we sold to certain investors (the “Investors”), an aggregate of 1,000,000 investment units (each a “Unit” and collectively, the “Units”) at a price of $1.50 per unit (the “Unite Price”), for aggregate offering proceeds of $1,500,000 (the “Offering Proceeds”). Each Unit consists of (i) one (1) share of the series B convertible preferred stock of the Company, par value $0.001 per share (the “Series B Preferred Stock”), convertible into one (1) share (subject to adjustment) (the “Conversion Shares”) of the common stock (the “Common Stock”), (ii) one (1) Class A Warrant to purchase 0.5 share of the Common Stock at a purchase price of $1.875 per share (the “Class A Warrant”) and (iii) one (1) Class B Warrant to purchase 0.5 share of the Common Stock at a purchase price of $2.25 per share (the “Class B Warrant”) (the Class A Warrant and the Class B Warrant, collectively as the “Warrants”).

As a result of the Offering, the Company issued an aggregate of 1,000,000 shares of Series B Preferred Stock, Class A Warrants to purchase an aggregate of 500,000 shares of our Common Stock, and Class B Warrants to purchase an aggregate of 500,000 shares of our Common Stock.

Securities Purchase Agreement

We entered into a securities purchase agreement with each of the Investors evidencing such Investor’s investment (each a “Securities Purchase Agreement” and collectively the “Securities Purchase Agreements”).  Pursuant to the Securities Purchase Agreements, the Investors were also granted the following rights:

●
Each holder of Series B Preferred Shares will have the right, at the option of the holder at any time following the Closing Date, without the payment of additional consideration, to convert Series B Preferred Shares into shares of Common Stock at an initial conversion price of $1.50 or a conversion ratio of one-to-one. The ratio for conversion of Series B Preferred Shares will be proportionally adjusted for any stock splits, dividends, recapitalizations, and the like. Provided that the Common Stock underlying the Series B Preferred Shares is registered in an effective registration statement or is available for resale under Rule 144, without limitation, all Series B Preferred Shares will be automatically converted into Common Stock at the date of the twenty-four (24) month anniversary of the Closing Date.

●
For a period of twenty-four (24) months following the Closing Date, the purchase price and the conversion price of the Series B Preferred Stock will be subject to full ratchet anti-dilution protection for issuances of Common Stock or any other financial instrument that is convertible into Common Stock (subject to certain customary carve outs) at a purchase price less than the Unit Price.

●
Each holder of Series B Preferred Shares shall have the right to participate pro rata (as defined in the Securities Purchase Agreement) on any subsequent financings of the Company within twenty four (24) months following the Closing Date, subject to certain carve-outs contained in the Securities Purchase Agreements.

●
We shall automatically redeem the Series B Preferred Shares held by the Investors at a price of $3.00 per share if we fail to complete an initial public offering at an offering price of $3.00 or higher per share within two (2) years from the Closing Date (the “Automatic Redemption”). In the event of an Automatic Redemption, the Investors shall retain ownership of the Warrants.

●
In the event that our principal stockholder(s), whether alone or with any other stockholder, desires to transfer or sell any shares of the Company’s common stock (the “Proposed Sale”), each Investor shall have the right to participate in the Proposed Sale (subject to the termination of  the sale of any of its shares in the Proposed Sale by such  transferring principal stockholder) at the same price and subject to the same material terms and conditions of the Proposed Sale, and include in the Proposed Sale up to the number of shares of the Company’s Common Stock equal to the product of (x) the total number of shares of the Company’s Common Stock that the proposed transferee has agreed, committed or is willing to purchase and (y) a fraction, the numerator of which is the aggregate number of shares of Common Stock owned by the Purchaser, and the denominator of which is the aggregate number of shares of Common Stock held by all holders of Common Stock.

Warrants

The Series A Warrants and the Series B Warrants, are respectively exercisable for a period of three years from the original issue date.  The exercise price with respect to the Series A Warrants, in whole or in part, is $1.875 per share of Common Stock, which is equal to 125% of the Unit Price. The exercise price with respect to the Series B Warrants, in whole or in part, is $2.25 per share of Common Stock, which is equal to 150% of the Unit Price. The exercise prices of the Investor Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Securities Escrow Agreement A

In connection with the Offering, we entered into a financial performance securities escrow agreement with our principal stockholder, Ansheng International, and the Investors (the “Securities Escrow Agreement A”), pursuant to which Ansheng International pledged 833,333 shares of our Common Stock in favor of the Investors to secure certain performance target obligations described below (the “Escrowed Shares Block A”).

In the event that (i) the Company’s net income, subject to certain adjustments provided for in the Securities Purchase Agreement, for the fiscal year ended December 31, 2011, is less than 95% but above or equal to 85% of $21,320,000 (the “2011 Performance Threshold”), then the Company shall deliver to the Investors, on a pro rata basis, additional shares of the Company’s common stock to account for such shortfall with respect to the applicable Performance Threshold, in an amount equal to the number of Escrowed Shares Block A multiplied by 100 minus the percentage of the Performance Threshold that was achieved. The remaining Escrowed Shares Block A not delivered to the Investors shall promptly be released from escrow and returned to senior management. If the Company achieves less than 85% of the 2011 Performance Threshold, then 100% of the number of the Escrowed Shares Block A of such year will be made available to Investors and delivered pro rata based on the number of Series B Preferred Shares owned by such Investor at such date.

Securities Escrow Agreement B

In connection with the Offering, we also entered into a redemption securities escrow agreement with our principal stockholder, Ansheng International, and the Investors (the “Securities Escrow Agreement B”), pursuant to which Ansheng International pledged 3,333,333 shares of our Common Stock in favor of the Investors to secure certain performance target obligations described below (the “Escrowed Shares Block B”).

In the event that the Company fails to perform the obligation of the Automatic Redemption (as defined above) of the Series B Preferred Shares held by the Investors (the “Redemption Performance Target”), then the Company shall deliver to the Investors 100% of the Escrowed Shares Block B. In the event the Company achieves the Redemption Performance Target, 100% of the Escrowed Shares Block B shall be returned to the principal stockholder.

Corporate Expenses Escrow Agreement

In connection with the Offering, we entered into a corporate expenses escrow agreement with certain Investor (the “Corporate Expenses Escrow Agreement”) pursuant to which we agreed to deposit an amount of $342,923.85 from the Offering Proceeds with an escrow agent (the “Corporate Expenses Escrowed Fund”). Subject to certain conditions provided in the Corporate Expenses Escrow Agreement, the Corporate Expenses Escrowed Fund will be released to the Company or directly to such creditors as invoices become due for all expenses related to the Company’s expenses incurred in connection with initial public offering, legal, audit, board compensation, Chief Financial Officer compensation, and other business and corporate expenses incurred outside China.

One of the Investors with whom the Company entered into the Securities Purchase Agreement, the Securities Escrow Agreement A, the Securities Escrow Agreement B, and the Corporate Expenses Escrow Agreement, acts as the financial advisor of the Company.

The descriptions of the Securities Purchase Agreement, the Certificate of Designation of Rights and Preferences of Series B Preferred Stock, the Form of Class A Warrant, the Form of Class B Warrant, the Securities Escrow Agreement A, the Securities Escrow Agreement B, and the Corporate Expenses Escrow Agreement, are qualified in their entirety by reference to the such agreements filed as Exhibits 10.1, 4.1, 4.2, 4.3, 10.2, 10.3, and 10.4, respectively, to this Form 8-K, which are incorporated by reference herein, and do not constitute an offer of any securities for sale.

Palma Capital Limited’s Compensation

Pursuant to the terms of certain Fee Agreement, Palma Capital Limited, for the service of raising the capital in the Offering, received a cash payment of $125,000 and Series A Warrants to purchase 46,667 shares of Common Stock and Series B Warrants to purchase 46,667 shares of Common Stock.

The description of the Fee Agreement, is qualified in their entirety by reference to the such agreement filed as Exhibits 10.5, respectively, to this Form 8-K, which are incorporated by reference herein.

Redemption of Shares Issued in April 13, 2011 Offering held by One Prior Investor

On the Closing Date, we entered into a redemption agreement with one of the Prior Investors (the “Redemption Agreement”) pursuant to which the Company redeemed all of the shares and warrants held by such Prior Investor at an aggregate redemption price of $300,000 (the “Redemption”).  Pursuant to the Certificate of Designation of Series B Convertible Preferred Stock, the Company delivered a notice of redemption to each and all of the holders of record of Series B Convertible Preferred Stock of the Company as of April 13, 2011 (the “Notified Holders”) and received waivers of the right to participate in such Redemption from all of the Notified Holders. The closing of the Redemption is conditioned on the closing of the Offering (as defined under Item 1.01 above), and the Redemption was closed concurrent with the closing of the Offering (as defined under Item 1.01 above).

As a result of the Redemption, 200,000 shares of Series B Preferred Stock were returned to treasury and warrants to purchase an aggregate of 200,000 shares of the Company’s Common Stock were cancelled.

The description of the Redemption Agreement, is qualified in their entirety by reference to the such agreements filed as Exhibits 10.6 to this Form 8-K, which are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Prior Securities Purchase Agreement with Some Prior Investors in April 13, 2011 Offering

On the Closing Date, we entered into an amendment  (each a “Prior Securities Purchase Agreement Amendment”, collectively the “Prior Securities Purchase Agreement Amendments”) to that certain securities purchase agreements dated April 13, 2011(the “Prior Securities Purchase Agreements”) by and among the Company and the Prior Investors, pursuant to which some of the Prior Investors entered into the Securities Purchase Agreements (as described under Item 1.01 above) with the Company and such Securities Purchase Agreements supersede in its entirety the Prior Securities Purchase Agreement and the Prior Securities Purchase Agreement terminates and has no further effect as of the Closing Date.

One of the Prior Investors with whom the Company entered into the Prior Securities Purchase Agreement Amendment acts as the financial advisor of the Company.

The description of the Prior Securities Purchase Agreement Amendment, is qualified in their entirety by reference to such agreements filed as Exhibit 10.7 to this Form 8-K, which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, in connection with the Securities Purchase Agreement, on October 24, 2011, we consummated the Offering for the issuance and sale of Units to certain institution investors, consisting of an aggregate of (a) 1,000,000 shares of Series B Preferred Stock, (b) Class A Warrants to acquire an aggregate of 500,000 shares of our Common Stock, and (c) Class B Warrants to acquire an aggregate of 500,000 shares of our Common Stock. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

4.1	Certificate of Designation of Rights and Preferences of Series B Preferred Stock
4.2	Form of Class A Warrant
4.3	Form of Class B Warrant
10.1	Securities Purchase Agreement dated October 24, 2011
10.2	Securities Escrow Agreement A dated October 24, 2011
10.3	Securities Escrow Agreement B dated October 24, 2011
10.4	Corporate Expense Escrow Agreement dated October 24, 2011
10.5	Fee Agreement dated September 26, 2011
10.6	Redemption Agreement dated October 24, 2011
10.7	Amendment No. 1 to the Securities Purchase Agreement dated October 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERGAARD.COM, INC.

Date: November 23, 2011	By:	/s/Ding Jinbiao
Ding Jinbiao
Director, President and Chief Executive Officer